SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              September 29, 2006
                              ------------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                         345 Bobwhite Court, Suite 200
                             Boise, Idaho 83706
                             ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     a)   Not applicable.
     b)   Not applicable.
     c) The Minutes of the Board of Directors dated the 29th of September 2006 show that the Board of Directors has elected the appointment of Dr. Dennis to the Board of Directors for the remainder of Fiscal Year 2007.
          (1)  Name:     Dr. Dehryl A. Dennis
               Date of Appointment:  Effective October 1, 2006
          (2) Dr. Dennis has had a 36-year career that took him from teaching in small public schools in southwest Idaho to Puerto Rico and Illinois, and then returning to his native state as a district
          administrator in Boise, Idaho.      During his entire
          professional career, Dr. Dennis was an outspoken advocate for programs that emphasized applied learning. Because of his strong belief that most people learn by "doing rather than thinking about doing", he supported and helped implement off-school site classrooms in malls and hospitals; partnerships with trade unions, small business, and industry; and cooperative agreements with institutions of higher learning. The success of these programs culminated in the construction of the Dehryl A. Dennis Professional Technical Center, which opened in 1999 and presently serves approximately 900 students from 16 area high schools. Appointed in 1976 as Director of Personnel, he later served as Assistant Superintendent and then Deputy Superintendent until he was appointed District Superintendent in 1994. He remained as Superintendent until his retirement in July 1999.

          Dr. Dennis does not currently serve on any other company's board of directors at this time.

          Dr. Dennis does not have any family relationships between the Company's other directors or executive officers.

          Dr. Dennis does not have any relationships or related transactions as of the date of this filing.

          (3)  None, not applicable.

Item 9.01 Financial Statements and Exhibits

     Exhibit No.        Exhibit Description
     -----------        --------------------

     99.1 Annual Meeting of the Board of Directors of PCS Edventures!.com, Inc., on September 21, 2006 dated September 29, 2006

            * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date: 10/4/2006                     /s/ Anthony A. Maher
      ---------                     ----------------------------
                                   Anthony A. Maher, CEO, President and
                                   Chairman of the Board of Directors
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